IMPORTANT...SEND IN YOUR PROXY

It is requested that you date, complete and sign the enclosed proxy and return it promptly. This will save your fund the expense of follow-up letters, telephone calls, etc. You may revoke your proxy in writing at any time before the meeting or vote in person if you attend the meeting.

                       NEW YORK VENTURE FUND, INC.
                         124 East Marcy Street
                       Santa Fe, New Mexico  87501
                            800-279-0279
                         _____________________

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       To Be Held October 16, 1995
                         _____________________

To the Shareholders of New York Venture Fund, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of New York Venture Fund, Inc. (the "Fund") will be held at Fiduciary Trust Company International, Two World Trade Center, 94th Floor, New York, NY 10048 on Monday, October 16, 1995, at 9:00 A.M., New York time, for the following purposes:

     (1) To elect two directors, each to hold office for a term of five years and until their successors shall have been duly elected and
		  shall have qualified;

	 (2) To consider the ratification of the selection of Tait, Weller & Baker as the Fund's auditors for the year ending July 31, 1996; and

     (3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Only shareholders of record at the close of business on August 28, 1995, will be entitled to notice of and to vote at the 1995 Annual Meeting or any adjournment thereof.

                                          By Order of the Board of Directors,


                                          RAYMOND O. PADILLA
                                          Secretary

Dated:  September 18, 1995

WE NEED YOUR PROXY VOTE IMMEDIATELY.  YOUR VOTE IS VITAL.  BY LAW, THE
                        ___________                _____
MEETING OF SHAREHOLDERS OF THE FUND SCHEDULED FOR OCTOBER 16, 1995 WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF
THE VOTES ELIGIBLE TO BE CAST ARE REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY.
                                  ______                        ___________
YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.  THANK YOU.

                      NEW YORK VENTURE FUND, INC.
                        124 East Marcy Street
                      Santa Fe, New Mexico  87501
                            800-279-0279
                      -------------------------

                PROXY STATEMENT FOR THE ANNUAL MEETING
            OF SHAREHOLDERS TO BE HELD ON OCTOBER 16, 1995

	This proxy statement, which will first be mailed to shareholders on or about September 18, 1995, is furnished to the shareholders of New York Venture Fund, Inc. (the "Fund") in connection with the solicitation of proxies by the Board of Directors of the Fund to be used at the 1995
Annual Meeting of Shareholders to be held at the time and place and for the purposes set forth in the accompanying notice, and at any adjournment thereof (the "Meeting").

	The costs of this solicitation will be borne by the Fund. This solicitation is being made by mail, but may also be made by telephone, telegraph and personal interviews by officers and personnel of Selected/Venture Advisers, L.P., (the "Adviser") or its general partner, Venture Advisers, Inc., for which no additional compensation will be paid. The Fund supplies custodians, nominees and fiduciaries with the Annual Report and proxy materials for forwarding to the beneficial owners of the shares held of record by such persons.

	Any shareholder signing and returning a proxy may revoke the same at any time prior to the exercise thereof by written notice delivered to the Fund prior to its exercise, and any shareholder attending the Meeting may vote in person whether or not he or she has previously returned a proxy. Proxies which are returned but which are marked "Abstain" or on which a broker has declined to vote on any proposal will be counted as present for the purposes of a quorum, however, those shares will not be counted as voted for purposes of determining the approval of any matter submitted.

	Shareholders of record at the close of business on August 28, 1995 (the "Record Date"), will be entitled to vote at the Meeting or any adjournment thereof. The holders of a majority of the votes eligible to be cast at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. Each dollar of net asset value per share is entitled to one vote. As of record date, there were 114,417,332.257 shares outstanding of which 110,112,888.792 shares are Class A with a net asset value of $14.72 per share, 3,296,946.918 shares are Class B with a net asset value of $14.57 per share and 1,007,496.547 shares are Class C with a net asset value of $14.61 per share. The Fund knows of nothing that would require voting by class and therefore all shareholders will vote in the aggregate.

	Except as otherwise directed in your proxy, your proxy will be voted for the election of all nominees for directors listed herein to hold office as specified herein and for the ratification of the selection of auditors.


                   ITEM 1:  ELECTION OF DIRECTORS

	Pursuant to the Fund's Articles of Incorporation and By-Laws, the Board of Directors has been classified into five classes, three containing three directors each and two containing two directors. Directors in each class generally serve for five year terms following their election, with the term of office of one of the five classes expiring each year. Directors are elected by a plurality of votes cast at the meeting.

	The terms of two of the thirteen current directors will expire at the Meeting. Unless otherwise directed, the persons named in the enclosed proxy will vote the shares represented thereby FOR the election of Laurence W. Levine and Jeremy H. Biggs as directors to each serve for a term of five years and each until his successor shall have been duly elected and qualified. Messrs. Levine and Biggs have consented to be named and have indicated their intent to serve if elected. Both nominees are currently serving as directors. Mr. Levine was a director from 1969 to 1983 and has been a director since 1984 and Mr. Biggs has been a director since July 31, 1995.

	The following table sets forth certain information as to each of the directors of the Fund. All directors hold similar positions with three other mutual funds managed by the Adviser: Venture Income (+) Plus, Inc., Venture Muni (+) Plus, Inc. and Retirement Planning Funds of America, Inc. In addition, Messrs. Proyect, Davis and Biggs are Directors of Venture Series, Inc. and Messrs. Proyect and Davis are also Directors of Selected American Shares, Inc. and Selected Special Shares, Inc., and Trustees of Selected Capital Preservation Trust, which are also managed by the Adviser.

                                                           CLASS A
                                                           SHARES        PERCENT
Name, Date of Birth and Business Experience      TERM       OWNED       OF CLASS
During the Past 5 Years                         EXPIRES  AS OF 8/28/95    OWNED
-------------------------------------------     -------  -------------  --------
Martin H. Proyect<F1> 10/24/32                    1998   5,091.408          0.004%
Director of the Fund since 1968; formerly,
Chairman of the Fund and Retirement Planning
Funds of America, Inc. and Chairman and
President of Venture Income (+) Plus, Inc.,
Venture Muni (+) Plus, Inc. and Venture
Series, Inc., until July 31, 1995. Until
August 15, 1995, Chairman and Treasurer,
Venture Advisers, Inc. the sole General
Partner of the Adviser; formerly, Secretary
and Treasurer, Venture Pension Advisers, Inc.
until December 31, 1992.  Shareholder of 1%
of Venture Advisers, Inc.

Wesley E. Bass, Jr.  08/21/31                     1996   1,301.176          0.001%
Director of the Fund since 1990; President,
Bass & Associates (financial consulting firm);
First Deputy City Treasurer, City of Chicago,
IL until March, 1990.

Jeremy H. Biggs<F1> 08/16/35                      1995   23,627.049<F2>     0.021%
Director and Chairman of the Fund since July
31, 1995; Director, Van Eck Funds; Consultant
to the Adviser.  Vice Chairman, Head of Equity
Research Department, Chairman of the U.S.
Investment Policy Committee and member of the
International Investment Committee of Fiduciary
Trust Company International.  Shareholder of 1%
of Venture Advisers, Inc.

Marc P. Blum 09/09/42                             1998   1,322,405.785<F2>  1.156%
Director of the Fund since 1986; Chief
Executive Officer, World Total Return Fund,
L.P.; Member, Gordon, Feinblatt, Rothman,
Hoffberger and Hollander, LLC (attorneys);
Director, Mid-Atlantic Realty Trust.

Shelby M.C. Davis<F1> 03/20/37                    1997   50,810.751         0.044%
Director of the Fund since 1983; Employee of
Capital Ideas, Inc. (financial consulting
firm); Director, Chief Executive Officer and
Chairman, Venture Advisers, Inc.; Consultant
to Fiduciary Trust Company International;
Director, Shelby Cullom Davis Financial
Consultants, Inc.; formerly, Chairman,
Venture Pension Advisers, Inc. until
December 31, 1992. Shareholder of 98% of
Venture Advisers, Inc.

Eugene M. Feinblatt 10/28/19                      1999   1,150,563.387<F2>  1.006%
Director of the Fund since 1987; of Counsel,
Gordon, Feinblatt, Rothman, Hoffberger and
Hollander, LLC (attorneys).

                                                           CLASS A
                                                           SHARES        PERCENT
Name, Date of Birth and Business Experience      TERM       OWNED       OF CLASS
During the Past 5 Years                         EXPIRES  AS OF 8/28/95    OWNED
-------------------------------------------     -------  -------------  --------
Jerry D. Geist 05/23/34                           1998   462.601            0.000%
Director of the Fund since 1986; Director,
Lectrosonics, Inc. (electronics manufacturing
company), CH2M Hill (engineering consulting
company), and The National Symphony; Chairman,
Santa Fe Center; Retired Chairman and
President, Public Service Company of New Mexico.

D. James Guzy 03/07/36                            1997   3,598.644          0.003%
Director of the Fund since 1982; Chairman,
NTX Communications Corp. (communications
products); Director, Intel Corp. (manufacturer
of semi-conductor circuits), Cirrus Logic
Corporation  (manufacturer of semi-conductor
circuits) and Alliance Technology Fund
(mutual fund).

G. Bernard Hamilton  03/18/37                     1999   5,444.125          0.005%
Director of the Fund since 1978; Managing
General Partner, Avanti Partners, L.P.;
formerly, President, Venture Pension Advisers,
Inc. until December 31, 1992.

LeRoy E. Hoffberger 06/08/25                      1999   1,496,994.306<F2>  1.308%
Director of the Company since 1988; of Counsel
to Gordon, Feinblatt, Rothman, Hoffberger and
Hollander, LLC (attorneys); Chairman,
Mid-Atlantic Realty Trust; Director and
President, CPC, Inc., (Real Estate Co.),
Director and Vice President, Merchants
Terminal Corporation; formerly, Director,
Equitable Bankcorporation, Equitable Bank,
and Maryland National Bank; and, formerly,
Director and President O-W Fund, Inc.
(private investment fund).

Laurence W. Levine 04/09/31                       1995   4,371.390          0.004%
Director of the Fund from 1969 to 1983
and again since 1984.  Partner, Bigham,
Englar, Jones &  Houston (attorneys);
United States Counsel to Aerolineas
Argentina; Director, various private
companies.

Christian R. Sonne 05/06/36                       1997   104,268.928<F2>    0.091%
Director of the Fund since 1990; General
Partner, Tuxedo Park Associates (a land
holding and development firm); President
and Chief Executive Officer, Mulford
Securities Corporation (private investment
fund) until 1990; formerly, Vice President
of Goldman Sachs & Company (an investment bank).

Edwin R. Werner  04/01/22                         1996   4,684.470          0.004%
Director of the Fund since 1983; Director,
Novacare, Inc. and New York Blood Center.

-------------------------

	<F1> The directors considered by the Fund to be "interested persons"

 of the Fund, as defined in the Investment Company Act of 1940, are each noted above by a single asterisk. Messrs. Proyect, Davis and Biggs are "interested persons" because of their positions with the Fund and their affiliations with and stock ownership in the sole general partner of the Fund's Adviser. The other directors are hereinafter referred to as the "Non-interested Directors."

	<F2> Jeremy H. Biggs' holdings include 2,027.372 shares, owned by his wife, all of which could be deemed to be beneficially owned by Mr. Biggs.
Mr. Biggs disclaims beneficial ownership of all such shares.  Marc P.
Blum's holdings include 651,147.261 shares, owned by a partnership of which he is one of three general partners, 576,498.335 shares, with respect to which he is sole trustee and 93,280.016 shares, with respect to which he acts as attorney. Mr. Blum disclaims beneficial ownership of shares with respect to which he is trustee or attorney. Eugene M. Feinblatt's holdings include 944,975.634 shares, owned by his wife, all of which could be deemed to be beneficially owned by Mr. Feinblatt. Mr. Feinblatt's holdings also include 203,009.847 shares, with respect to which he acts as trustee. Mr. Feinblatt disclaims beneficial ownership of all such shares. LeRoy E. Hoffberger's holdings include 1,264,818.213 shares, with respect to which he acts as trustee. Mr. Hoffberger disclaims beneficial ownership of all such shares. Christian R. Sonne's holdings include 4,038.843 shares owned by his wife, all of which could be deemed to be beneficially owned by Mr. Sonne. Mr. Sonne's holdings also include 72,300.272 shares with respect to which he acts as trustee. Mr. Sonne disclaims beneficial ownership of such shares. Mr. Sonne's holdings do not include 116,624.859 shares held in a trust under which he is an income beneficiary and with respect to which he has no voting or investment powers.

	As of August 28, 1995, the Fund's directors and officers as a group were deemed to beneficially own 4,272,630.127 Class A shares, constituting approximately 3.734% of such Class, including 3,160,948.532 shares with respect to which certain directors disclaim beneficial ownership. Directors and officers do not own Class B or Class C shares.

                  OTHER INFORMATION REGARDING DIRECTORS

                    Directors' Compensation Schedule

	During the fiscal year ended July 31, 1995, the compensation paid to the directors who are not considered to be interested persons of the Fund was as follows:

                                     Aggregate Fund            Total
     Name                             Compensation      Complex Compensation<F1>
     ----                            --------------     ---------------------
Wesley E. Bass                            7,375               24,375
Marc P. Blum                              7,200               23,600
Eugene M. Feinblatt                       7,200               23,700
Jerry D. Geist                            7,050               23,050
D. James Guzy                             7,200               23,600
G. Bernard Hamilton                       7,100               23,200
LeRoy E. Hoffberger                       7,150               23,550
Laurence W. Levine                        7,150               23,550
Christian R. Sonne                        7,200               11,200
Edwin R. Werner                           6,350               20,700

<F1>  Complex compensation is the aggregate compensation paid, for services as a Director, by all mutual funds with the same investment adviser.

	During the last fiscal year, the Board of Directors held four meetings. The Board of Directors has an Audit Committee, whose current members are Messrs. Bass, Blum, Feinblatt, Levine, Guzy, Hoffberger and Sonne. The functions of the Committee include (i) making recommendations to the Board of Directors as to which firm of independent public accountants will be selected by the Board of Directors (subject to shareholder ratification); (ii) meeting with the auditors and reviewing the methods, scope and results of audits and the fees charged; and (iii) reviewing the adequacy of the Fund's internal accounting procedures and controls. The Audit Committee met three times in the Fund's last fiscal year and all members were present.

	The Board of Directors has a Nominating Committee, whose current
members are Messrs. Geist,  Guzy, Blum, Werner and Hamilton.   The
Committee met one time in the Fund's last fiscal year and all members were present at that meeting. The function of the Committee is to make recommendations to the Board of Directors as to possible nominees for the Board of Directors. The Committee will consider nominees recommended by shareholders. To submit recommendations, a shareholder may write to the Nominating Committee at the Fund's address at the head of this proxy statement, giving the name of and background information concerning the person recommended.

	The Board of Directors does not have a compensation committee.


                    ITEM 2:  SELECTION OF AUDITORS

	Tait, Weller & Baker (the "Firm") was selected by the Board of Directors, including a majority of the Non-interested Directors, as the certified public accountants and auditors of the Fund for the fiscal year ending July 31, 1996, and such selection is being submitted to the shareholders for ratification or rejection at the Meeting. The Firm also acts as independent certified public accountants and auditors of the Adviser and of Venture Income (+) Plus, Inc., Retirement Planning Funds of America, Inc., Venture Muni (+) Plus, Inc., Venture Series, Inc., Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust, the other mutual funds which the Adviser manages and for which it serves as distributor. The Firm has informed the Board of Directors that it has no direct or indirect financial interest in the Fund or any of the above named companies. A representative of the Firm is expected to be at the Meeting and will have the opportunity to make a statement and to respond to appropriate questions. In connection with its audit function, the Firm will audit the annual report and review the Fund's post-effective amendment to its registration statement filed with the Securities and Exchange Commission (the "SEC"). In addition, the Firm may review the Fund's federal, state and local tax returns and the Fund's annual report filed with the SEC. The ratification of the selection of auditors requires the vote of the holders of a majority of the shares present or represented at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE SELECTION OF AUDITORS.

                                MISCELLANEOUS

                       Certain Shareholders of the Fund

	As of the Record Date, State Street Bank and Trust Company, P.O. Box 8406, Boston MA 02266-8406, as trustee under a voting trust, held 7,256,738.343 Class A shares, constituting 6.59% of such class total outstanding shares, which must be voted on all matters, including election of directors, in the same proportions as all other shares not held in the trust are voted.

	Also as of such date, Shelby Cullom Davis & Co., 70 Pine Street, New York, NY 10270-0002 was the record owner of 11,479,055.912 Class A shares constituting 10.42% of such class. Merrill Lynch Pierce Fenner & Smith, Mutual Fund Operations, 4800 Deerlake Drive East, 3rd Floor, Jacksonville, FL 32246-6484, held 7,227,085.839 Class A shares,
745,168.000 Class B shares and 195,841.000 Class C shares constituting 6.56%, 22.60% and 19.44%, respectively. Donaldson Lufkin Jenrette, Securities Corporation, Inc., P.O. Box 2052, Jersey City, NJ 07303-2052, held 50,507.623 Class C shares constituting 5.01% of such Class. As of the Record Date, no other persons owned of record or, to the knowledge of the Fund, owned beneficially more than five percent of the outstanding
Class A, Class B or Class C shares of the Fund.

                              Other Matters

	The Board of Directors knows of no matters which are to be brought before the 1995 Annual Meeting other than as set forth above. However, if any other matters properly come before the 1995 Annual Meeting, the persons named in the enclosed form of proxy intend to vote such proxy with their best judgment on such matters.

               Shareholder Proposals for 1996 Annual Meeting

	Any shareholder wishing to submit a proposal for the Fund's 1996 Annual Meeting of shareholders must make sure the proposal is received in proper form at the office of the Fund, 124 East Marcy Street, Santa Fe, New Mexico 87501, by May 18, 1996. To be included, such proposal must be made in compliance with Rule 14a-8 of the Securities Exchange Act of 1934.

                          Shareholder Report

	A shareholder may, without charge, receive a copy of the Annual Report for the fiscal year ended July 31, 1995 by calling toll free 1-800-279-0279.

PLEASE MARK VOTES 												 With- For All
AS IN THIS EXAMPLE                                          For	 hold  Except
	                             1.	Election of Directors.  /_/   /_/    /_/
									The year following the
NEW YORK VENTURE FUND, INC.         name of each nominee is
									the year his term would
									expire, if elected.
                                    Laurence W. Levine (2000) and Jeremy H.
									Biggs (2000).

I hereby ratify all that said       If you do not wish to vote "FOR a particular
proxies or their substitutes        nominee, mark the "FOR ALL EXCEPT" box and
may do by virtue hereof.  The Net   strike a line through that nominee's name.
Asset Value represented hereby will Your vote shall be counted for the remaining
be voted as specified. If no        nominee.
specification is indicated, the Net
Asset Value will be voted in favor
of all proposals.                                            For Against Abstain
		                         2. Proposal to ratify the   /_/   /_/     /_/
								    selection of Tait,
							  	    Weller & Baker as
								    independent public
								    accountants and auditors
								    of the Fund for the
								    fiscal year ending
								    July 31, 1996.
															 For Against Abstain
	                            3.	In their discretion to   /_/   /_/     /_/
								    transact such other
									matters as may properly
									come before the meeting
									or any adjournment or
									adjournments thereof.


					                      Date
Please be sure to sign and date this Proxy.		Mark box at right if comments /_/
                                                or address change has been
												noted on the reverse side of
											    this card.


Shareholder sign here     Co-owner sign here    Record Date Net Asset Value:

                         NEW YORK VENTURE FUND, INC.
       Proxy for Annual Meeting of Shareholders to be Held October 16, 1995
        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints CARL R. LUFF and LOUIS R. PROYECT, and each of them, the proxies of the undersigned with full power of substitution, to vote at the Fund's Annual Meeting to be held at Fiduciary Trust Company International, Two World Trade Center, 94th Floor, New York, NY 10048, on October 16, 1995, at 9:00 A.M., New York time, and at any adjournment thereof, all of the stock the undersigned is entitled to vote as specified on the reverse.

Please return your vote in the enclosed envelope. Place the ballot so that the return address, located on the reverse side of this card appears through the window of the envelope.

Please sign exactly as name appears on the reverse. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


HAS YOUR ADDRESS CHANGED?	                      DO YOU HAVE ANY COMMENTS?

_________________________                         __________________________
_________________________                         __________________________
_________________________                         __________________________